FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                August 19, 1994



                    Zenith Electronics Corporation
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000


                        Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On August 19, 1994, the Company entered into a Sales Agency Agreement (the "Agreement") with Kidder, Peabody & Co. Incorporated ("Kidder, Peabody") for the sale of up to 600,000 shares of the Company's Common Stock through Kidder, Peabody, as exclusive agent, to certain investors at negotiated prices, all in accordance with the terms of the Agreement. This Agreement covers the remaining balance of shares of the Company's Common Stock registered for issuance and sale under the Company's current registration statement. A copy of the Agreement is attached as
           Exhibit 1 hereto and is incorporated by reference herein.


Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.
           ------------------------------------------------------------------

      (c)  The exhibits accompanying this report are listed in the accompanying
           Exhibit index and are included as part of this report.



                              SIGNATURES
                             ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH ELECTRONICS CORPORATION


                                         By: /s/ David S. Levin
                                             --------------------------
                                             David S. Levin, Secretary


Date:  August 19, 1994

                               Exhibit Index

Exhibit
Number              Exhibit Description
- -------          -----------------------------------------------

  1 Sales Agency Agreement dated August 19, 1994 between the Company and Kidder, Peabody & Co. Incorporated.